Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

(INCREMENTAL ASSUMPTION AGREEMENT)

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT), dated as of June 4, 2021 (this “Agreement”), is made by and among Coty Inc., a Delaware corporation (the “Parent Borrower”), Coty B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands and registered with the trade register of the Chamber of Commerce under number 37069236 (the “Dutch Borrower”), the other Loan Parties party hereto, the Incremental Revolving Lenders (as defined below), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of April 5, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of June 27, 2019, and as amended by that certain Amendment No. 2 to the Credit Agreement, dated as of April 29, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent Borrower, the Dutch Borrower, the lenders from time to time party thereto and the Administrative Agent and Collateral Agent (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);

WHEREAS, the Parent Borrower, by this Agreement, hereby notifies the Administrative Agent pursuant to Section 2.20 of the Credit Agreement, the receipt of which is hereby acknowledged, of its request to add a new Class of incremental revolving facilities in an aggregate principal amount of $700,000,000 immediately after giving effect to a permanent reduction of existing and unused Revolving Commitments in an aggregate principal amount of $700,000,000 on the Incremental Effective Date (as defined below) pursuant to Section 2.08(b) of the Credit Agreement (such existing and unused Revolving Commitments, the “Existing Revolving Commitments”);

WHEREAS, each Lender with an Existing Revolving Commitment that executes and delivers a signature page to this Agreement as a “Incremental Revolving Lender” (collectively, the “Incremental Revolving Lenders”) will thereby agree to the terms of this Agreement and be deemed to extend new Revolving Commitments to the Borrowers with a Revolving Maturity Date of April 5, 2025;

WHEREAS, the Parent Borrower intends to reallocate the new Revolving Commitments contemplated by this Agreement (the “New Revolving Commitments”) after the Amendment Effective Date (as defined below) from the Incremental Revolving Lenders to other Persons that wish to participate in the Incremental Revolving Commitments contemplated by this Agreement as Lenders (the “Additional Incremental Revolving Lenders”) in a manner to be determined by the Parent Borrower (which may be on a non-pro rata basis) such that each Incremental Revolving Lender would not have any increased exposure under the Credit Agreement after giving effect to (i) such reallocation, (ii) the reduction of the Existing Revolving Commitments contemplated hereby and the effectiveness of the New Revolving Commitments on the Incremental Effective Date and (iii) any prepayment of Loans with the net proceeds of the issuance of debt securities by the Parent Borrower after the Incremental Effective Date; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    New Revolving Commitments. This Agreement shall serve to satisfy the requirements of an Incremental Facility Activation Notice with respect to the New Revolving Commitments. In accordance with the definition of “Incremental Amount” set forth in the Credit Agreement, the Parent Borrower hereby elects that the New Revolving Commitments be incurred on the Incremental Effective Date pursuant to clause (b)(ii) of such definition. Subject to the occurrence of the Incremental Effective Date, each Incremental Revolving Lender hereby acknowledges and agrees that:

(a)    Such Incremental Revolving Lender has a New Revolving Commitment in the amount set forth next to its name on Schedule 1 attached hereto and such New Revolving Commitment shall be a Revolving Commitment for all purposes under the Credit Agreement.

(b)    The New Revolving Commitments and the Revolving Loans in respect thereof shall constitute a new Class, separate and distinct from the Classes of Commitments and Loans in effect immediately prior to the Incremental Effective Date; provided that there shall not be any outstanding Revolving Loans in respect of the New Revolving Commitments immediately after giving effect to the Incremental Effective Date.

(c)    Subject to clause (d) below and Section 4, the New Revolving Commitments and the Revolving Loans in respect thereof made on or after the Incremental Effective Date shall have identical terms to the existing Revolving Commitments and Revolving Loans in effect immediately prior to the Incremental Effective Date as set forth in the Credit Agreement; provided that with respect to the New Revolving Commitments, the reference to “June 30, 2023” in Section 7.01 of the Credit Agreement shall be a reference to “June 30, 2023 and thereafter”.

(d)    The definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Revolving Maturity Date” means the date that is five (5) years from the Restatement Effective Date or, with respect to any Extended Revolving Commitments, the final maturity date applicable thereto as specified in the applicable Extension Request accepted by the respective Lender or Lenders; provided that the Revolving Maturity Date shall be April 5, 2025 with respect to the New Revolving Commitments established by that certain Amendment No. 3 to Credit Agreement (Incremental Assumption Agreement), dated as of June 4, 2021, among the Parent Borrower, the Dutch Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

(e)    On the Revolving Maturity Date with respect to the Revolving Commitments existing immediately prior to the Incremental Effective Date, (i) the participating interests of the Revolving Lenders with such Revolving Commitments in the continuing Letters of Credit shall be reallocated to the Revolving Lenders ratably in proportion to their New Revolving Commitments to the extent then available (without regard to whether or not the conditions in Section 4.02 of the Credit Agreement can then be satisfied but subject to such New Revolving Commitments then being in effect) and (ii) to the extent the participating interests of the Revolving Lenders with such Revolving Commitments in the Letters of Credit are not then reallocated pursuant to the foregoing clause (i), the Parent Borrower shall provide cash collateral in respect of the non-reallocated portion as contemplated by Section 2.05(j) of the Credit Agreement. The actual or contingent participating interests of the Revolving Lenders in Swingline Loans and Letters of Credit shall at all times be allocated ratably to all Revolving Lenders having Revolving Commitments then in effect.

SECTION 2.    Amendment Effective Date Conditions. This Agreement will become effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)    Executed Agreement. The Administrative Agent shall have received a counterpart of this Agreement signed on behalf of (i) the Parent Borrower, the Dutch Borrower and each other Loan Party, (ii) the Administrative Agent, and (iii) the Incremental Revolving Lenders.

(b)    Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Agents and the Incremental Revolving Lenders and dated the Amendment Effective Date) of applicable counsel for each Borrower covering such matters relating to such Borrower and the Loan Documents as of the Amendment Effective Date as are customary for financings of this type and to the extent requested by the Administrative Agent.

(c)    Corporate Authorization Documents. The Administrative Agent shall have received (i) a certificate of each of the Parent Borrower and the Dutch Borrower, dated the Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person certified by the relevant authority of its jurisdiction of organization or incorporation, (x) such certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Person, together with all amendments thereto as of the Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member, shareholders or other applicable governing body authorizing the execution and delivery of this Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories (including, if applicable, any attorneys) of such Person authorized to sign this Agreement on the Amendment Effective Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Person from the relevant authority of its jurisdiction of organization (to the extent applicable). For the avoidance of doubt, the Parties agree that the documentation that is to be provided pursuant to this clause (c) shall include, with respect to the Dutch Borrower:

(i)	a copy of the deed of incorporation, the articles of association and an extract of the registration of the Dutch Borrower in the Trade Register of the Chamber of Commerce;

(ii)	a copy of the resolutions of the board of directors of the Dutch Borrower:

A.	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

B.	which includes a declaration by each managing director on conflict of interest (tegenstrijdig belang) within the meaning of Article 2:239(6) of the Dutch Civil Code; and

(iii)

either an unconditional positive works council advice (advies) and the related request for advice in respect of the transactions contemplated by this Agreement or a confirmation by the management board of the relevant Dutch Borrower that no works council (ondernemingsraad) having jurisdiction over the Dutch Borrower has been installed and no works council will be installed in the foreseeable future.

(d)    Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Parent Borrower and the Dutch Borrower, certifying (i) at the time of and immediately after giving effect to the Amendment Effective Date, the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein), (ii) at the time of and immediately after giving effect to the Amendment Effective Date, no Default shall exist or result therefrom and (iii) that the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council.

(e)    No Default. At the time of and immediately after giving effect to the Amendment Effective Date, no Default or Event of Default shall exist or result therefrom.

For purposes of determining compliance with the conditions specified in this Section 2, the Incremental Revolving Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Incremental Revolving Lenders, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the Incremental Revolving Lenders prior to the Amendment Effective Date specifying its objection thereto.

SECTION 3.    Incremental Effective Date Conditions. The New Revolving Commitments will become effective on the date (the “Incremental Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)    Commitment Reduction. The Existing Revolving Commitments shall have been reduced in an aggregate principal amount no less than $700,000,000 in accordance with the terms of the Credit Agreement.

(b)    Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable on or prior to the Incremental Effective Date, to the extent, in the case of expenses, invoiced at least three (3) Business Days prior to the Incremental Effective Date (or such shorter period reasonably agreed by the Parent Borrower), required to be paid on the Incremental Effective Date.

(c)    Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Parent Borrower and the Dutch Borrower, certifying (i) at the time of and immediately after giving effect to the Incremental Effective Date, the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein), (ii) at the time of and immediately after giving effect to the Incremental Effective Date, no Default shall exist or result therefrom and (iii) that the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council.

(d)    No Default. At the time of and immediately after giving effect to the Incremental Effective Date, no Default or Event of Default shall exist or result therefrom.

(e)    Incremental Effective Date. The Incremental Effective Date shall have occurred on or prior to September 30, 2021.

For purposes of determining compliance with the conditions specified in this Section 3, the Incremental Revolving Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Incremental Revolving Lenders, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the Incremental Revolving Lenders prior to the Incremental Effective Date specifying its objection thereto.

SECTION 4.    Syndication.

(a)    The parties hereto agree and acknowledge that, on and after the Amendment Effective Date and prior to September 30, 2021, the Parent Borrower may reallocate the New Revolving Commitments from the Incremental Revolving Lenders to Additional Incremental Revolving Lenders to reduce the New Revolving Commitments held by the Incremental Revolving Lenders, which reallocation shall be made in the Parent Borrower’s sole discretion and may be made on a non-pro rata basis.

(b)    The Parent Borrower shall notify the Administrative Agent and each Incremental Revolving Lender in writing of the updated allocation of New Revolving Commitments among the Incremental Revolving Lenders and the Additional Incremental Revolving Lenders along with an updated version of Schedule 1 hereto setting forth such updated allocation (each such notice, an “Updated Allocation Notice”).

(c)    On the fifth (5th) Business Day following the delivery of any Updated Allocation Notice (or such later date as the conditions in the following proviso shall be satisfied), each applicable Incremental Revolving Lender shall be automatically deemed to have assigned and delegated, without recourse, all its interests, rights and obligations in the New Revolving Commitments and any related Loans (as the Parent Borrower shall elect) under the Credit Agreement to an Additional Incremental Revolving Lender that shall assume such obligations (which Additional Incremental Revolving Lender may be another Lender, if a Lender accepts such assignment) in accordance with the relevant Updated Allocation Notice unless such assignment and delegation has already occurred in a manner reasonably satisfactory to the Parent Borrower and the Administrative Agent; provided that (i) the Parent Borrower shall have received the prior written consent of the Administrative Agent to such assignee Additional Incremental Revolving Lender to the extent required by Section 10.04 of the Credit Agreement, which consent shall not unreasonably be withheld, conditioned or delayed, and (ii) such assignor Lender shall have received payment of an amount equal to the outstanding principal of its Loans made pursuant to its New Revolving Commitments being assigned (and funded participations in LC Disbursements and

Swingline Loans, to the extent applicable) accrued interest thereon, accrued fees and all other amounts payable to it hereunder with respect to such New Revolving Commitments from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts). Each of the Parent Borrower, the Administrative Agent and the Incremental Revolving Lenders hereby agree (A) to execute such documentation as the Parent Borrower or the Administrative Agent may reasonably request from time to time to accomplish the foregoing (including any Assignment and Assumption) and (B) upon each assignment and delegation contemplated by this clause (c), (x) the updated allocations set forth in the updated version of Schedule 1 hereto provided by the Parent Borrower in the relevant Updated Allocation Notice shall each time amend and restate Schedule 1 hereto in its entirety and shall be binding on each of the parties hereto and (y) each commitment of an Additional Incremental Revolving Lender in respect of the New Revolving Commitments on such Schedule 1 shall be deemed to be a New Revolving Commitment without further action by any party.

(d)    Notwithstanding anything to the contrary in this Agreement or any Loan Document, the New Revolving Commitments shall not become effective (and no Incremental Revolving Commitment shall be incurred) until the Incremental Effective Date. For the avoidance of doubt, the New Revolving Commitments may be reallocated in accordance with this Section 4 whether or not the Incremental Effective Date has occurred.

SECTION 5.    Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:

(a)    Organization; Powers. Each Borrower and each of its Restricted Subsidiaries (i) is validly existing under the laws of the jurisdiction of its organization or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (ii) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (iii) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.

(b)    Authorization; Enforceability. Each Borrower and each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement and the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council. This Agreement has been duly executed and delivered by the Loan Parties, and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with this Agreement or the Loan Documents.

(c)    Governmental Approvals; No Conflicts. The execution, delivery and performance of this Agreement: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) filings necessary to perfect Liens created under the Loan Documents and (C) for consents, approvals, registrations, filing or other actions, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) will not violate (A) any applicable Law or regulation or (B) in any material respect, the charter, by-laws or other organizational documents of such Loan Party or any order of any Governmental Authority binding on such Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any material Lien on any asset of the Parent Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, and except to the extent such violation or default referred to in clause (ii)(A) or (iii) above could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.    Use of Proceeds. Each Borrower covenants and agrees that it will use the proceeds of the New Revolving Commitments in accordance with the terms of Section 5.12(b) of the Credit Agreement.

SECTION 7.    Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as specifically amended by this Agreement.

(b)    On and after the Incremental Effective Date, each reference to a “Revolving Commitment” or “Revolving Loan” shall be deemed to include the New Revolving Commitments and the Revolving Loans in respect thereof, as applicable, and all other related terms will have correlative meanings mutatis mutandis (it being understood the New Revolving Commitments and the Revolving Loans in respect thereof constitute a new Class of Commitments and Loans, as applicable, separate and distinct from the Classes of Commitments and Loans in effect immediately prior to the Incremental Effective Date).

(c)    Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing guarantees and/or security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 8.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

SECTION 9.    Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or the Lenders embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

SECTION 10.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 11.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 12.    Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 2, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any other Loan Document or any agreement entered into in connection therewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14.    Loan Document. On and after the Amendment Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 8 above).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

COTY INC.

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Senior Vice President, Treasury

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

COTY B.V.

By:	/s/ Yannick Gehin
	Name:	Yannick Gehin
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

CALVIN KLEIN COSMETIC CORPORATION

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

COTY BRANDS MANAGEMENT INC.

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

COTY HOLDINGS INC.

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

COTY US HOLDINGS INC.

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

COTY US LLC

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

GALLERIA CO.

By:	/s/ Hemant Gandhi
	Name:	Hemant Gandhi
	Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

GRAHAM WEBB INTERNATIONAL, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

HFC PRESTIGE INTERNATIONAL U.S. LLC

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

HFC PRESTIGE PRODUCTS, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

NOXELL CORPORATION

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

O P I PRODUCTS, INC.

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

THE WELLA CORPORATION

By:	/s/ Hemant Gandhi
Name: Hemant Gandhi
Title:Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ryan Baker
	Name:	Ryan Baker
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

Bank of America, N.A., as Incremental Revolving Lender

By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

BNP PARIBAS, as Incremental Revolving Lender

By:	/s/ Geraud Haissat
Name: Geraud Haissat
Title: Managing Director

By:	/s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

Credit Agricole Corporate and Investment Bank, as Incremental Revolving Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

ING Bank, a Branch of ING-DiBa AG, as Incremental Revolving Lender

By:	/s/ Alexander Gutmann
Name: Alexander Gutmann
Title: Managing Director

By:	/s/ Wouter Jansen
Name: Wouter Jansen
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

UNICREDIT BANK AG, NEW YORK BRANCH, as Incremental Revolving Lender

By:	/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

By:	/s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

SUMITOMO MITSUI BANKING CORPORATION, as Incremental Revolving Lender

By:	/s/ Eugene Nirenberg
Name: Eugene Nirenberg
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

ROYAL BANK OF CANADA, as Incremental Revolving Lender

By:	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

Deutsche Bank AG New York Branch, as Incremental Revolving Lender

By:	/s/ John Huntington
	Name:	John Huntington
	Title:	Managing Director

By:	/s/ Celine Catherin
	Name:	Celine Catherin
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

Citibank, N.A.,
as Incremental Revolving Lender

By:	/s/ Robert J. Kane
	Name:	Robert J. Kane
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

MUFG Bank, LTD.,
as Incremental Revolving Lender

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT (INCREMENTAL ASSUMPTION AGREEMENT)]

Schedule 1